UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 2, 2022
Date of Report (date of earliest event reported)
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The Oncology Institute, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39248 (Commission File Number)	84-3562323 (I.R.S. Employer Identification Number)
18000 Studebaker Rd, Suite 800 Cerritos, California 90703
(Address of principal executive offices and zip code)
(562) 735-3226
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001	TOI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common stock, each at an exercise price of $11.50 per share	TOIIW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers

On March 2, 2022, the Board of Directors of The Oncology Institute, Inc. (the "Company") promoted Dr. Daniel Virnich to serve as President of the Company, effective as of March 15, 2022. Dr. Virnich has served as Chief Operating Officer of the Company since 2019. Dr. Virnich will continue to report to Mr. Hively.

On March 2, 2022, the Board of Directors of the Company promoted Dr. Matthew Miller to succeed Dr. Virnich as Chief Operating Officer, effective as of March 15, 2022. Dr. Miller has served as Chief Administrative Officer of the Company since 2020.

Compensatory Arrangements of Certain Officers

RSU and Option Grants

On March 2, 2022, the Board of Directors of the Company approved the grant of restricted stock units (“RSUs”) and options to Mr. Hively, Dr. Virnich and Scott Dalgleish, in the following dollar amounts:

Name	Value of RSUs	Value of Options
Brad Hively	$678,150	$1,376,850
Daniel Virnich	$262,680	$533,320
Scott Dalgleish	$200,640	$407,360

The RSUs and options will vest either over four years in annual installments, or over six years with 1/3rd vesting on the 2nd anniversary of the grant date and the remainder vesting in four equal annual installments beginning on the 3rd anniversary of the grant date.

All RSUs and options will be granted on the sixth day following the filing of the Company’s annual report on Form 10-K, and will be subject to such other terms as are set forth in the form RSU Agreement and form Option Agreement filed as Exhibits 10.1 and 10.2 hereto.

2021 Incentives and Updated Summary Compensation Table

On March 2, 2022, the Board of Directors of the Company approved the final 2021 incentives for Dr. Virnich and Mr. Dalgleish. Dr. Virnich’s and Mr. Dalgleish’s other compensation for 2021, including the portion of Dr. Virnich’s and Mr. Dalgleish’s 2021 incentive bonuses that was earned based on Company performance, was previously reported by the Company in the Summary Compensation Table included in the Company’s prospectus, dated February 14, 2022 (the “Prospectus”), filed with the Securities Exchange Commission under Rule 424(b) of the Securities Act of 1933, as amended, relating to the Company’s registration statement on Form S-1, as amended (Registration No. 333-261740). As of the date of the Prospectus, Dr. Virnich’s and Mr. Dalgleish’s 2021 incentive bonuses, to be earned based on individual performance, had not been determined and, therefore, were not included in the Summary Compensation Table. Pursuant to Item 5.02(f) of Form 8-K, below is a revised Summary Compensation Table, which includes the full amount of the bonuses approved for
Dr. Virnich and Mr. Dalgleish and revised total compensation figures for 2021.

Summary Compensation Table

The following table sets forth information concerning the compensation of the named executive officers for the years ended December 31, 2021 and 2020.

Name and Principal Position	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards (4)	Non-Equity Incentive Plan Compensation (5)	All Other Compensation (6)	Total
Brad Hively	2021	$430,768	$49,987	$2,614,116	$8,396,264	$132,800	$11,600	$11,635,535
	2020	$400,000	$11,228	$—	$—	$188,772	$11,400	$611,400
Daniel Virnich	2021	$262,500	$14,351	$1,443,965	$5,884,101	$33,250	$—	$7,638,167
	2020	$213,542	$—	$—	$176,187	$28,955	$—	$418,684

Scott Dalgleish	2021	$250,000	$4,171	$879,502	$3,571,918	$47,750	$11,600	$4,764,941
	2020	$76,515	$—	$—	$232,944	$8,124	$—	$317,583
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(1) Amounts reflect annual base salary, as further described below, and, for 2021, also payouts for accrued but unused vacation in the amount of $30,768 for Mr. Hively and $12,500 for Dr. Virnich.
(2) For 2021, amounts reflect transaction bonuses paid in 2021 in connection with the Business Combination.
(3) Amounts reflect the aggregate grant date fair value of restricted stock issued to the named executive officers in connection with the Business Combination in the form of Earnout Shares issued in respect of Company stock options (such restricted Earnout Shares, the “Option Earnout Shares”). The Option Earnout Shares are subject to service and performance vesting conditions. These amounts reflect the probable outcome of satisfaction of such performance conditions on the date of grant. The Option Earnout Shares issuable to Company Option holders in connection with the Business Combination, including the named executive officers, are considered stock-based compensation awards due to the requirement that the Company Option holders must remain employed by us in order not to forfeit such unvested Option Earnout Shares. The grant date fair value of the Option Earnout Shares was determined using a Monte Carlo simulation valuation model assuming that all Option Earnout Shares will be earned.
(4) Amounts for 2020 reflect the aggregate grant date fair market value of stock options granted to the named executive officers in the applicable year, computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The amounts for 2021 reflect the incremental fair value of the modification of performance vesting options held by the named executive officers to reflect (i) accelerated vesting of a number of performance vesting options equal to the cash-out percentage in the Business Combination and (ii) conversion of any remaining performance vesting options into time vesting options in connection with the Business Combination.
(5) Amounts reflect annual cash incentives earned by each named executive officer in the applicable year, based on the achievement of pre-established performance goals.
(6) Amounts reflect employer matching contributions paid pursuant to our 401(k) plan in the amount of $11,400 and $11,600 for Mr. Hively in 2020 and 2021, respectively, and $11,600 for Mr. Dalgleish in 2021.
Item 7.01.     Regulation FD Disclosure

On March 7, 2022, the Company issued a press release announcing the promotions described in Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the company or the operating partnership under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Form of Restricted Stock Unit Agreement
10.2	Form of Option Agreement
99.1	Press release issued by The Oncology Institute, Inc. on March 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2022

The Oncology Institute, Inc.

By:	/s/ Brad Hively
Name:	Brad Hively
Title:	Chief Executive Officer